Exhibit 99.1

                           J. C. PENNEY COMPANY, INC.
                          SUMMARY OF OPERATING RESULTS
                   (Amounts in millions except per share data)

                                                                                          13 weeks ended
                                                                             ----------------------------------------
                                                                             May 1,          April 26,          Inc.
                                                                             2004              2003           (Dec.)
                                                                             ----------------------------------------
Comparable department store
   sales increase/(decrease)                                                    9.5%            -4.8%
Catalog/Internet sales increase/(decrease)                                      6.5%           -11.1%
Department Stores and Catalog/Internet
  sales, net                                                                 $ 4,033          $ 3,711           8.7%
Gross margin                                                                   1,615            1,456          10.9%
Selling, general and
   administrative (SG&A) expenses                                              1,386            1,372           1.0%
                                                                               -----            -----
Operating profit                                                                 229               84         100.0% +
Net interest expense                                                              57               65         -12.3%
Real estate and other (income)                                                    (8)              (9)           N/A
Income from continuing operations                                              ------           -----
   before income taxes                                                           180               28         100.0% +
Income tax expense                                                                62                8         100.0% +
                                                                               -----            -----
Income from continuing operations                                              $ 118             $ 20         100.0% +
                                                                               -----            -----
Discontinued operations, net                                                     (77)              41            N/A
                                                                               -----            -----
Net income                                                                   $    41          $    61         -32.8%
                                                                              ======           ======
Earnings per share from continuing
   operations - diluted                                                     $   0.38        $    0.05         100.0% +
Earnings per share - diluted                                                $   0.13        $    0.20         -35.0%

FINANCIAL DATA:
Ratios as a % of sales:
      Gross margin                                                             40.1%            39.2%
      SG&A expenses                                                            34.4%            37.0%
      Operating profit                                                          5.7%             2.2%
Depreciation and amortization                                               $    87           $   89 (1)
SUPPLEMENTAL DATA:
Average shares outstanding (basic shares)                                      277.7            270.5
Average shares used for diluted EPS                                            305.8            272.7
Effective income tax rate for
      continuing operations                                                    34.5%            28.2%


(1)Excludes $12 million of accelerated depreciation for catalog facilities, which is included in Real Estate and Other.

                           J. C. PENNEY COMPANY, INC.
                          SUMMARY OF OPERATING RESULTS
                   (Amounts in millions except per share data)

                                                                                 13 weeks ended
                                                                           ---------------------------

                                                                             May 1,          April 26,
                                                                               2004              2003
                                                                           ---------------------------
SUMMARY BALANCE SHEETS:
Cash and short-term investments                                           $    3,027       $    2,629
Merchandise inventory (net of LIFO reserves of $43 and $49)                    3,338            3,326
Other current assets                                                             374              395
Property and equipment,net                                                     3,462            3,519
Other assets                                                                   1,882            1,662
Assets of discontinued operations                                              6,077            6,706
                                                                            ---------        --------
      Total assets                                                          $ 18,160         $ 18,237
                                                                            =========        ========
Accounts payable and accrued expenses                                        $ 2,411          $ 2,042
Short-term debt                                                                   34               23
Current maturities of long-term debt                                             243              278
Current deferred taxes                                                           875               22
Long-term debt                                                                 5,113            5,505
Long-term deferred taxes                                                       1,204            1,201
Other liabilitites                                                               819              779
Liabilities of discontinued operations                                         1,863            1,925
                                                                            ---------        --------
      Total liabilities                                                       12,562           11,775
Stockholders' equity                                                           5,598            6,462
                                                                            ---------        --------
      Total liabilities and stockholders' equity                            $ 18,160         $ 18,237
                                                                            =========        ========
SUMMARY STATEMENTS OF CASH FLOWS:
Net cash provided by/(used in):
      Operating activities                                                     $ (20)          $ (362)
      Investing activities
        Capital expenditures                                                     (64)             (67)
        Proceeds from sale of assets                                              19               23
      Financing activities
        Change in debt                                                            13              603
        Change in stock                                                          130               (1)
        Dividends paid, preferred and common                                     (34)             (34)
Cash (paid to) discontinued operations                                           (11)              (7)
                                                                            ---------        --------
Net increase in cash and short-term investments                                   33              155
Cash and short-term investments at beginning of period                         2,994            2,474
                                                                            ---------        --------
Cash and short-term investments at end of period                             $ 3,027          $ 2,629
                                                                            =========        ========
DISCONTINUED OPERATIONS:
Eckerd operating profit  (gross margin less SG&A)                            $    49          $   118
Interest expense                                                                  46               39
Acquisition amortization                                                           2               10
Other expense                                                                      1                2
Fair value adjustment                                                            167                -
                                                                            ---------        --------
(Loss)/income before income taxes                                               (167)              67
Income tax (benefit)/expense                                                     (90)              25
                                                                            ---------        --------
Eckerd net (loss)/income                                                        (77)               42
Mexico (loss), net of income tax of $- and $0)                                     -               (1)
                                                                            ---------        --------
Total discontinued operations                                                  $ (77)            $ 41
                                                                            =========        ========
Eckerd Financial Data:
   LIFO charge                                                                $   14           $    7
   Depreciation and amortization                                                  75               69
   FIFO Inventory                                                              2,275            2,307